Exhibit 99.3

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 UNITED STATES DISTRICT COURT CENTRAL DISTRICT OF CALIFORNIA ETHAN YOUNG and GREG YOUNG, Derivatively on Behalf of Nominal Defendant, DPW HOLDINGS, INC., Plaintiffs, vs. MILTON C. AULT III, AMOS KOHN, WILLIAM B. HORNE, and KRISTINE AULT, Defendants, and DPW HOLDINGS, INC., Nominal Defendant. Case No. 2:18-cv-06587-PA-PLA JUDGMENT Hon. Percy Anderson Pursuant to the Court's July 14, 2020 Order granting Plaintiffs' Motion for Final Approval of Derivative Action Settlement, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that: 1. This Court has jurisdiction over the subject matter of the Action, Case 2:18-cv-06587-PA-PLA Document 87 Filed 07/16/20 Page 1 of 6 PageJ SID-6 #:1299 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 1 including the terms and conditions of the Stipulation and all exhibits thereto, and over the Parties to the Stipulation. 2. The Court finds that the Notice and Summary Notice was disseminated according to this Court’s Preliminary Approval Order. This Court further finds that the form and content of the Notice and Summary Notice, as previously preliminarily approved by the Court, complied with the requirements of Federal Rule of Civil Procedure 23.1, satisfied the requirements of due process, and constituted due and sufficient notice of the matters set forth therein. 3. A full opportunity has been offered to DPW Shareholders to object to the proposed Settlement and to participate in the hearing thereon, and as such, all current and former DPW Shareholders are bound by this Order. 4. The Court finds that the Settlement is fair, reasonable, adequate, and in the best interests of DPW and DPW Shareholders. 5. The Court finds, for settlement purposes only, that: (1) the Action was properly brought as a shareholder derivative suit pursuant to Federal Rule of Civil Procedure 23.1; and (2) Plaintiffs Ethan Young and Greg Young have adequately represented the interests of DPW Shareholders in enforcing the rights of DPW. 6. The Stipulation and the terms of the proposed Settlement set forth therein are, in all respects, hereby finally approved. The Parties to the Stipulation are directed to consummate the Settlement in accordance with the terms and provisions of the Stipulation. 7. This Action and all claims contained therein, as well as all Released Claims, are hereby dismissed with prejudice, released, and discharged in their entirety, on the merits, as against all Released Persons. Each Party shall bear its own fees and costs, except as set forth herein. 8. Upon the Effective Date, Plaintiffs, DPW, and all current and former DPW Shareholders, on behalf of themselves and each of their respective personal representatives, Immediate Family members, trustees, heirs, executors, Case 2:18-cv-06587-PA-PLA Document 87 Filed 07/16/20 Page 2 of 6 Page ID #:1300 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 2 administrators, parent entities, associates, affiliates, predecessors, successors, and assigns, and any other Person claiming (now or in the future) to be acting for, through, or on behalf of any of them, shall be deemed to have, and by operation of this Judgment shall have, fully, finally, and forever released, relinquished, settled, and discharged all Released Claims against the Released Persons and shall be permanently barred and enjoined from instituting, commencing, participating in, continuing, maintaining, asserting, or prosecuting any Released Claims against any of the Released Persons, or assisting any Person in instituting, commencing, participating in, continuing, maintaining, asserting, or prosecuting any Released Claims against any of the Released Persons. Nothing herein shall in any way impair or restrict the rights of any of the Parties to enforce the terms of the Stipulation. 9. Plaintiffs’ Counsel in the Action are hereby awarded attorneys’ fees and a reimbursement of expenses collectively totaling $600,000.00 (“Fee and Expense Award”). This Court finds that this amount is fair and reasonable under the facts and circumstances of this case. Payment of the Fee and Expense Award shall be made in accordance with the provisions of the Stipulation. 10. Plaintiffs are each awarded Service Awards in the amount of $2,500.00, which shall be funded from the Fee and Expense Award. Defendants and Defendants’ Counsel shall have no responsibility for the allocation or distribution of the Service Awards. 11. This Judgment, the Stipulation and all of its provisions, and any negotiations, proceedings, or agreements relating to the Stipulation and the Settlement, and any matters arising in connection with such negotiations, proceedings or agreements, and any acts performed or documents executed pursuant to or in furtherance of this Judgment or the Stipulation: Case 2:18-cv-06587-PA-PLA Document 87 Filed 07/16/20 Page 3 of 6 Page ID #:1301 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 3 a) shall not be offered or received against any of the Released Persons as evidence of a presumption, concession, or admission of any kind; b) shall not be offered or received against any of the Released Persons as evidence of an admission by any of those Released Persons with respect to the truth of any fact alleged in the Action or the validity of any Released Claims, or the deficiency of any defense that has been or could have been asserted, or of any liability, negligence, fault, or wrongdoing of the Released Persons; c) shall not be offered or received against the Released Persons as evidence of any fault, misrepresentation, omission, or other actionable conduct with respect to any statement or written document approved or made by any of the Released Persons; d) shall not be offered or received against the Released Persons as evidence of any liability, negligence, fault, or wrongdoing, or in any way referred to for any other reason as evidence against any of the Released Persons, in any other civil, criminal, or administrative action or proceeding, other than such proceedings as may be necessary to effectuate the provisions of this Stipulation; provided, however, that if this Stipulation is approved by the Court, the Released Persons may refer to it to effectuate the release of Released Claims and other liability protections granted them hereunder; e) shall not be construed against any of the Released Persons as an admission, concession, or presumption that the consideration to be given hereunder represents the amount that could be or would have been recovered after trial; f) shall not be construed as or received in evidence as an admission, concession, or presumption against Plaintiffs that any of their claims are without merit, or that any defenses asserted by the Defendants have any merit, or that damages recoverable in the Action would not have exceeded the settlement amount; and g) shall not, in the event of a Termination, be used by any Party for any purpose in any trial in any of the Action. Case 2:18-cv-06587-PA-PLA Document 87 Filed 07/16/20 Page 4 of 6 Page ID #:1302 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 4 Notwithstanding anything else in this Judgment to the contrary, any Party may file or introduce the Stipulation and/or this Judgment in any action or proceeding that may be brought to enforce the terms of the Stipulation and/or the Judgment (including in support of a defense or counterclaim based on principles of res judicata, collateral estoppel, release, good faith settlement, judgment bar, or reduction, or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim), or any action or proceeding related to rights or claims of Defendants relating to indemnification and/or advancement in connection with the Action. 12. The Settlement shall be a final and complete resolution of all disputes among the Parties. No party to the Stipulation may assert that the Action was brought, commenced, or prosecuted by the Plaintiffs or Plaintiffs’ Counsel in bad faith or that the Action was not filed or raised in good faith or was not settled voluntarily after negotiating at arm’s-length and in good faith after consultation with competent legal counsel. 13. Nothing in this Judgment constitutes or reflects a waiver, release, or discharge of any rights or claims of Defendants against their insurers, or their insurers’ subsidiaries, predecessors, successors, assigns, affiliates, or representatives. 14. The Parties are hereby authorized, without further approval of the Court, to unanimously agree to and adopt in writing such amendments, modifications, and expansions of the Stipulation and all exhibits attached thereto, provided that such amendments, modifications, and expansions of the Stipulation are done in accordance with the terms of Paragraph 24 of the Stipulation, are not materially inconsistent with this Judgment and do not materially limit the rights of DPW Shareholders or the Released Persons under the Stipulation. Case 2:18-cv-06587-PA-PLA Document 87 Filed 07/16/20 Page 5 of 6 Page ID #:1303 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 5 15. In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, then this Judgment shall be rendered null and void to the extent provided by and in accordance with the Stipulation and shall be vacated, and in such event, all orders entered and releases delivered in connection herewith shall be null and void to the extent provided by and in accordance with the Stipulation, and the provisions of Paragraph 18 of the Stipulation shall apply. 16. The provisions of this Judgment constitute a full and complete adjudication of the matters considered and adjudged herein, and the Court determines that there is no just reason for delay in the entry of judgment. The Clerk is hereby directed to immediately enter this Judgment. SO ORDERED this 15th day of July, 2020. ____________________________ Percy Anderson United States District Judge Case 2:18-cv-06587-PA-PLA Document 87 Filed 07/16/20 Page 6 of 6 Page ID #:1304